UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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MRI Interventions, INC.
(Name of Registrant as Specified in Its Charter)

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MRI Interventions, Inc.

5 Musick

Irvine, California 92618

April 25, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MRI Interventions, Inc. to be held on Tuesday, June 7, 2016 at 9:00 a.m., Pacific Time, at the Fairmont Newport Beach, 4500 MacArthur Blvd., Newport Beach, California 92660.

With this letter, we have enclosed a copy of our Annual Report on Form 10-K for the year ended December 31, 2015, Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card. These materials provide further information about our Annual Meeting. If you would like another copy of our Annual Report, please send your request to MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618, and one will be mailed to you. It is also available on the Internet at www.cstproxy.com/mriinterventions/2016.

At this year’s Annual Meeting, the agenda includes: (1) the election of the nine directors named in the accompanying Proxy Statement; and (2) a proposal to ratify the appointment of our independent registered public accounting firm. The Board of Directors recommends that you vote FOR the election of the nine directors named in the accompanying Proxy Statement, and FOR the ratification of the appointment of our independent registered public accounting firm. Executive officers of the company will be present at the Annual Meeting to answer any appropriate questions you may have.

It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed Proxy Card and return it promptly in the enclosed postage-paid envelope to ensure your shares will be represented. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Also, all registered stockholders and most beneficial stockholders may vote by telephone or through the Internet. Instructions for using these convenient services are explained on the enclosed Proxy Card. Your vote is very important. We urge you to vote your proxy as soon as possible.

We look forward to seeing you at the Annual Meeting.

Very truly yours,

Francis P. Grillo

Chief Executive Officer and President

Your Vote Is Important

Please mark, sign and date your Proxy Card and return it promptly in the enclosed postage-paid envelope, whether or not you plan to attend the meeting. Registered stockholders and most beneficial stockholders may also vote via telephone or through the Internet.

MRI Interventions, Inc.

5 Musick

Irvine, California 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 7, 2016

The regular Annual Meeting of Stockholders of MRI Interventions, Inc. will be held on Tuesday, June 7, 2016 at 9:00 a.m., Pacific Time, at the Fairmont Newport Beach, 4500 MacArthur Blvd., Newport Beach, California 92660, for the following purposes:

1.	Election of our Directors. To elect the nine directors named herein to serve until the 2016 Annual Meeting of Stockholders;

2.	Ratification of our Auditors. To ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

3.	Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Only those stockholders of record at the close of business on April 14, 2016 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On that day, 95,889,044 shares of common stock were outstanding. Each share entitles the holder to one vote.

The accompanying Proxy Statement is being sent, beginning approximately April 25, 2016, to all stockholders of record at the close of business on April 14, 2015, the record date fixed by our Board of Directors.  We have enclosed a copy of our Annual Report with the accompanying Proxy Statement. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, the accompanying Proxy Statement.

By Order of the Board of Directors,

Harold A. Hurwitz

Chief Financial Officer and Secretary

Table of Contents

Page No.

General Information	1

Voting Matters	3

Proposal 1 — Election of Directors	7

Governance of the Company	12

Director Compensation	18

Proposal 2 — Ratification of the Appointment of our Independent Registered Public Accounting Firm	19

Report of the Audit Committee of the Board	21

Executive Officers	22

Executive Compensation	23

Equity Compensation Plan Information	27

Benefit Plans	28

Certain Relationships and Related Transactions	31

Security Ownership of Certain Beneficial Owners and Management	33

Section 16(a) Beneficial Ownership Reporting Compliance	34

Stockholder Proposals for 2017 Annual Meeting	34

Annual Report and Financial Information	35

Other Business	35

MRI Interventions, Inc.

5 Musick

Irvine, California 92618

Proxy Statement for Annual Meeting of Stockholders

Important notice regarding the availability of proxy materials for the stockholders meeting to be held on TUESDAY, JUNE 7, 2016:

this proxy statement, THE proxy card and OUR 2015 annual report ON
FORM 10-K are ALSO available ON THE internet at
WWW.CSTPROXY.COM/MRIINTERVENTIONS/2016.

GENERAL INFORMATION

What is this document?

This document is the Proxy Statement of MRI Interventions, Inc. for the 2016 Annual Meeting of Stockholders, or the “Annual Meeting,” to be held at 9:00 a.m., Pacific Time, on Tuesday, June 7, 2016. This document and the enclosed Proxy Card are first being mailed or given to stockholders on or about April 25, 2016.

We refer to MRI Interventions, Inc. throughout this document as “we,” “us” or the “Company.”

What is the date and time of the Annual Meeting?

The Annual Meeting is scheduled to be held on Tuesday, June 7, 2016, at 9:00 a.m. Pacific Time.

Where will the Annual Meeting be held?

The Annual Meeting is being held at the Fairmont Newport Beach, 4500 MacArthur Blvd., Newport Beach, California 92660.

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement because you were one of our stockholders of record on April 14, 2016, the record date for the Annual Meeting. We are sending this Proxy Statement and the form of Proxy Card to solicit your proxy to vote upon certain matters at the Annual Meeting.

What is a proxy?

It is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as your proxy is also called a proxy, or a “Proxy Card.”

Who is paying the costs to prepare this Proxy Statement and solicit my proxy?

We will pay all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and the form of Proxy Card.

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Who is soliciting my proxy, and will anyone be compensated to solicit my proxy?

Your proxy is being solicited by and on behalf of our Board of Directors, or our “Board.” In addition to solicitation by use of the mails, proxies may be solicited by our officers and employees in person or by telephone, electronic mail, facsimile transmission or other means of communication. Our officers and employees will not be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. We also may reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners.

What is MRI Interventions, Inc., and where is it located?

We are a medical device company that develops and commercializes innovative platforms for performing minimally invasive surgical procedures in the brain and heart under direct, intra-procedural magnetic resonance imaging, or “MRI,” guidance. We have two product platforms. Our ClearPoint system, which is in commercial use, is used to perform minimally invasive surgical procedures in the brain. We anticipate that our ClearTrace system, which is a product candidate still in development, will be used to perform minimally invasive surgical procedures in the heart. In 2015, we suspended development of our ClearTrace system so that we could focus on our resources on our ClearPoint system. Both systems utilize intra-procedural MRI to guide the procedures and are designed to work in a hospital’s existing MRI suite. Our principal executive office is located at 5 Musick, Irvine, California 92618, and we also conduct our principal operations, including component processing, final assembly, packaging and distribution activities for our ClearPoint system, at that facility.

Where is our common stock traded?

Our common stock is traded in the over-the-counter market and quoted on the OTCQB Venture Marketplace organized by the OTC Markets Group Inc., as well as the OTC Bulletin Board, under the symbol “MRIC.”

Will the Company’s directors be in attendance at the Annual Meeting?

The Company encourages, but does not require, its directors to attend annual meetings of stockholders, recognizing that from time-to-time scheduling conflicts may occur that will prevent a director from attending. We expect that all of our Board members will attend the Annual Meeting, if possible.

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VOTING MATTERS

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, April 14, 2016, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. A list of our stockholders will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, at our principal executive office for a period of ten days prior to the Annual Meeting. On April 14, 2016, we had 95,889,044 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name. If at the close of business on April 14, 2016 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed Proxy Card or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If at the close of business on April 14, 2016 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on and what does the Board recommend?

You will be asked to vote on the following items:

o    Proposal No. 1: To elect the nine nominees named herein to serve on our Board of Directors until the 2017 Annual Meeting of Stockholders; and

o    Proposal No. 2: To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Our Board recommends that you vote:

o    “FOR” Proposal No. 1, the election of each of the nine nominees named herein to serve on our Board of Directors; and

o    “FOR” Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

May other matters be raised at the Annual Meeting? How will the meeting be conducted?

We currently are not aware of any business to be acted upon at the Annual Meeting other than the two matters described above. Under Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to us by the stockholders. If other business is properly raised, your proxies have authority to vote in their discretion, including to adjourn the Annual Meeting.

The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting so that the business of the Annual Meeting is carried out in an orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting. The Chairman of the Annual Meeting is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.

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Do any of the proposals entitle me to a dissenter’s right of appraisal?

Our stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be voted on at the Annual Meeting. Furthermore, we do not intend to independently provide our stockholders with any such rights.

How do I vote?

For Proposal No. 1, you may either vote “FOR” each nominee named herein to serve on the Board or you may withhold your vote for any nominee that you specify. For Proposal No. 2, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed Proxy Card, vote by proxy over the telephone or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

•	To vote using the enclosed Proxy Card, simply complete, sign and date the enclosed Proxy Card and return it promptly in the postage paid envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, call the toll-free number (for residents of the United States) listed on your Proxy Card and follow the instructions provided by the recorded message. Your vote must be received by 7:00 p.m. Eastern Time on June 6, 2016 to be counted.

•	You can choose to vote your shares at any time using the Internet site identified on your Proxy Card. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our Internet voting procedures to authenticate your identity by use of a unique control number found on the enclosed Proxy Card. To take advantage of the convenience of voting on the Internet, you must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. We do not charge any separate fees for access to the Internet voting site. Your vote must be received by 7:00 p.m. Eastern Time on June 6, 2016 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Proxy Card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

What if I return a Proxy Card but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and return a signed and dated Proxy Card without marking any voting selections, your shares will be voted as follows:

•	“FOR” the election of each of the nine nominees named herein to serve on the Board of Directors; and

•	“FOR” the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

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If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares as recommended by our Board or, if no recommendation is given, will vote your shares using his or her best judgment.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee and you do not provide that organization with voting instructions, that organization will determine if it has the discretionary authority to vote on the particular matter. On certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. We believe Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm, is considered a routine matter for this purpose. However, Proposal No. 1, the election of directors, is not considered to be a routine matter. Your broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, we expect broker non-votes on Proposal No. 1. Accordingly, if you own shares through your broker, bank or other nominee, please be sure to instruct that organization how to vote to ensure that your vote is counted on all of the proposals.

Can I change my mind and revoke my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.

If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

•	You may submit another properly completed proxy bearing a later date;

•	You may send a written notice that you are revoking your proxy to MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618; or

•	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by that organization to revoke your proxy.

What if I receive more than one Proxy Card?

Multiple Proxy Cards mean that you have more than one account with brokers or our transfer agent. Please vote all of your shares. We also recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, New York 10004, and it can be reached at (212) 509-4000.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD” votes and broker non-votes with respect to Proposal No. 1, and “FOR” and “AGAINST” votes, abstentions and broker non-votes with respect to Proposal No. 2. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

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Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the tabulation of shares present in person or represented by proxy and entitled to vote and will have the same effect as “AGAINST” votes on Proposal No. 2. Although broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares present in person or represented by proxy and entitled to vote with respect to a particular proposal. Therefore, a broker non-vote will not affect the outcome of the vote on Proposal Nos. 1 and 2.

What is the vote required for each proposal?

•	For Proposal No. 1, the election of the nine nominees named herein to serve on our Board, the nine nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected to our Board.

•	To be approved, Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, must receive a “FOR” vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the firm. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 14, 2015, the record date, there were 95,889,044 shares outstanding and entitled to vote. Thus, at least 47,944,523 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum. If there is no quorum, either the Chairman of the meeting or a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How many votes do I have and can I cumulate my votes?

You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results are expected to be published in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission, or the “SEC,” on or before the fourth business day following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days following the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL No. 1

ELECTION OF DIRECTORS

What is the structure of our Board?

Pursuant to Delaware law and our governing documents, our business and affairs are managed under the direction of our Board. Our Board is our ultimate decision-making and oversight body, except with respect to matters reserved to the stockholders. The directors are charged with the responsibility of exercising their fiduciary duties to act in our best interest and our stockholders. Our Board selects and oversees members of executive management who have the authority and responsibility for the conduct of the day-to-day operations of the business.

The number of directors that constitutes our Board is fixed from time-to-time by a resolution adopted by the affirmative vote of a majority of the authorized number of directors at any regular or special meeting of our Board. On an annual basis, the Corporate Governance and Nominating Committee will consider the size and composition of our Board and report to our Board the results of its review and any recommendations for change. Currently, our Board is fixed at nine directors. Our directors stand for election at each annual meeting of the stockholders and serve on our Board until the next annual meeting of the stockholders and until a successor has been duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

How are nominees evaluated? What are the minimum qualifications?

The Corporate Governance and Nominating Committee is responsible for recommending to the Board the type of skills and qualifications required of directors, based on our needs from time-to-time. In evaluating candidates for director, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, education, independence, commitment, compatibility with the Chief Executive Officer and the Board culture, prominence and understanding of the Company’s business, as well as any other factors it deems relevant. The Board will nominate individuals to serve on our Board only from director candidates screened and approved by the Corporate Governance and Nominating Committee and recommended to the Board.

The directors’ experiences, qualifications and skills that the Corporate Governance and Nominating Committee considered in their nomination are included in their individual biographies.

What role does diversity play in the selection of members of our Board?

In evaluating potential candidates for Board membership, the Corporate Governance and Nominating Committee considers, among other things, relevant experience, education, independence and commitment. While our Board does not have a formal policy with respect to diversity, our Board believes in a governing style that emphasizes respect for diversity in perspective and includes individuals from diverse backgrounds. Our Board believes that diversity is important because various points of view contribute to a more effective, engaged Board and a better decision-making process.

How has the composition of the Board changed since January 1, 2015?

The composition of our Board has changed since January 1, 2015. Effective April 1, 2015, Michael J. Ryan elected to step down from the Board to allow Francis P. Grillo, our Chief Executive Officer and President, to serve as a member of the Board. The resignation of Mr. Ryan was not the result of any disagreement with us, our management or our operations, policies or practices.

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Who are the nominees this year?

Upon the recommendation of the Corporate Governance and Nominating Committee, our Board has nominated the following nine persons to serve as directors: Pascal E.R. Girin; Francis P. Grillo; Kimble L. Jenkins; Charles E. Koob; Philip A. Pizzo; Timothy T. Richards; Andrew K. Rooke; Maria Sainz; and John N. Spencer, Jr. If elected, each nominee identified above will serve on our Board until the 2017 Annual Meeting of Stockholders or until his or her earlier death, resignation or removal. We anticipate that each of these nominees will be available for election, but if a situation arises in which he or she is unavailable, the proxy will be voted in accordance with the best judgment of the named proxies unless directed otherwise.

What are the backgrounds and qualifications of this year’s nominees?

Information about the following nine individuals nominated as directors is provided below.

Director Nominees	Age
Pascal E.R. Girin	55
Francis P. Grillo	53
Kimble L. Jenkins	54
Charles E. Koob	71
Philip A. Pizzo	71
Timothy T. Richards	58
Andrew K. Rooke	59
Maria Sainz	50
John N. Spencer, Jr.	75

Pascal E.R. Girin joined our Board in September 2014. Mr. Girin possesses over two decades of management and executive experience in the field of medical technology. Mr. Girin most recently served as Executive Vice President and Chief Operating Officer of Wright Medical Technology, Inc. from November 2012 until October 2015, at which time the company successfully merged with Tornier N.V. and formed Wright Medical Group N.V. Prior to joining Wright Medical, Mr. Girin served as President and Chief Executive Officer of Keystone Dental Inc. from February 2011 to June 2012, at which time the company successfully merged with Southern Implants Inc. From October 2010 to February 2011, Mr. Girin served as Executive Vice President and Chief Operating Officer of Keystone Dental Inc. From July 2010 to September 2010, Mr. Girin served as Chief Operating Officer of ev3 Inc. following its acquisition by a wholly owned subsidiary of Covidien Group S.a.r.l. Prior to that time, Mr. Girin served as Executive Vice President and Chief Operating Officer of ev3 Inc. from January 2010 to July 2010, as Executive Vice President and President, Worldwide Neurovascular and International of ev3 Neurovascular Inc. from July 2008 to January 2010, as Senior Vice President and President, International of ev3 International from July 2005 to July 2008, and as General Manager, Europe of ev3 Inc. from September 2003 to July 2005. From September 1998 to August 2003, Mr. Girin served in various capacities at BioScience Europe Baxter Healthcare Corporation, most recently as Vice President. Mr. Girin received an engineering education at the French Ecole des Mines. From November 2010 until November 2, 2012, Mr. Girin had served as a director of Tornier N.V., a publicly traded global medical device company, as well as a member of its Nominating, Corporate Governance and Compliance Committee. With nearly three decades of experience as an executive and director in the medical device industry, both in the U.S. and in Europe, we believe Mr. Girin brings invaluable industry experience and leadership qualities to the Board, as well as insight into international markets.

Francis (Frank) P. Grillo joined us in October 2014 as President. Mr. Grillo also became our Chief Executive Officer effective January 1, 2015 and became a member of our Board in April 2015. Prior to joining our company, Mr. Grillo served as Vice President, Marketing and New Business Development of Intuitive Surgical, Inc., a publicly-traded medical technology company, since August 2008. Before joining Intuitive Surgical, Mr. Grillo worked for Kyphon Inc. from February 2006 to June 2008, most recently as Vice President, Marketing and Business Development. Kyphon was a publicly-traded medical technology company prior to its acquisition by Medtronic, Inc. in November 2007. Prior to Kyphon, from September 1996 to January 2006, Mr. Grillo held various positions at Boston Scientific Corporation, most recently as Vice President, Marketing, Women’s Health, Urology/Gynecology Division. As our Chief Executive Officer, and as a result of his substantial experience as an executive of medical device companies, we believe Mr. Grillo offers a unique understanding of our business and industry with a particular focus on driving adoption of new medical technologies.

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Kimble L. Jenkins joined our Board in September 2002. Mr. Jenkins, who currently serves as the Chairman of our Board, previously served as our President from January 2003 to October 2014, and as our Chief Executive Officer from September 2004 through December 2014. Mr. Jenkins served in those two positions on a part-time basis until May 2008, at which time he began serving as President and Chief Executive Officer on a full-time basis. Since October 2014, Mr. Jenkins has also served as the President of Theraplex Company LLC, a privately held skin care products company. Prior to May 2008, Mr. Jenkins was a Managing Director with the investment bank Morgan Keegan & Company, Inc., where he founded that firm’s Private Equity Group in 1998. Mr. Jenkins has over 20 years of experience building and working with growth stage companies. As our former Chief Executive Officer, we believe Mr. Jenkins’ perspective into our business is an invaluable resource for our Board.

Charles E. Koob joined our Board in August 2008. From 1970 to 2008, Mr. Koob practiced competition, trade regulation and antitrust law at the law firm of Simpson Thacher & Bartlett and served as the co-head of the firm’s litigation department for a portion of his tenure. For much of his career, Mr. Koob served as a strategic advisor for the boards of directors of many public companies. Mr. Koob presently serves on the board of directors of MiMedx Group, Inc., a publicly traded biomedical products company, DemeRx, Inc., a privately held biotechnology company, and Stanford Hospital & Clinics, the major teaching hospital for Stanford University and its School of Medicine. As a byproduct of Mr. Koob’s sophisticated former legal practice, we believe Mr. Koob offers expertise in the areas of corporate governance and organizational and strategic leadership.

Philip A. Pizzo joined our Board in April 2013. Dr. Pizzo served as Dean of the Stanford School of Medicine from April 2001 to December 1, 2012, where he was also the Carl and Elizabeth Naumann Professor of Pediatrics and of Microbiology and Immunology. Dr. Pizzo has devoted much of his distinguished medical career to the diagnosis, management, prevention and treatment of childhood cancers and the infectious complications that occur in children whose immune systems are compromised by cancer and AIDS. He has also been a leader in academic medicine, championing programs and policies to improve the future of science, education and healthcare in the United States and beyond. Before joining Stanford, Dr. Pizzo was the physician-in-chief of Children’s Hospital in Boston and chair of the Department of Pediatrics at Harvard Medical School from 1996 to 2001. He is the author of more than 500 scientific articles and 16 books and monographs. Dr. Pizzo presently serves on the board of directors, or the equivalent governing body, of Global Blood Therapeutics, Inc., a publicly-traded, clinical-stage biopharmaceutical company, the University of Rochester, a private university, and Koc University, a private university located in Istanbul, Turkey. We believe Dr. Pizzo offers a deep understanding of medical sciences and innovation, as well as physicians and other healthcare providers who are central to the use of our products.

Timothy T. Richards joined our Board in March 2014. Since October 2012, Mr. Richards has worked for Seventh Sense BioSystems, Inc., a venture capital-backed start-up with a focus on point-of-care diagnostic testing, where he was recruited to build and develop the company’s business development and commercial organization. Currently, Mr. Richards serves as Seventh Sense BioSystems’ Chief Operating Officer. Prior to joining Seventh Sense BioSystems, from October 2011 through August 2012, Mr. Richards served as President of Facet Technologies, LLC, a privately-held supplier to major diagnostic companies, where he led the company’s manufacturing and supply chain platform. From November 2008 until May 2010, Mr. Richards held executive-level positions within the Covidien organization, first as U.S. President of the Patient Care & Safety Products business unit, and subsequently as President of VNUS Medical Technologies following its acquisition by Covidien in 2009. From October 2003 through October 2008, Mr. Richards served as Senior Vice President, Chief Marketing Officer and a member of the Executive Board of B. Braun Medical Inc., a leader in infusion therapy and pain management. Before joining B. Braun Medical, he held a number of progressive leadership positions throughout the U.S. and Asia with Becton Dickinson and Company. We believe Mr. Richards brings to the Board extensive leadership experience and expertise in general management, operations, commercial management and strategy in the medical device field.

Andrew K. Rooke joined our Board in July 2011. Mr. Rooke owns and manages Rooke Fiduciary Management, a private trust company, which specializes in the investment management of publicly held securities and the oversight of a multitude of trust investments. Mr. Rooke is also President and a director of Withington Foundation, a private foundation. Over the years, he has acquired, managed and sold a number of private companies as well as commercial real estate properties. Mr. Rooke was also previously employed by the former securities firm Kidder, Peabody & Co. With significant experience in financing, analyzing, investing in and managing investments in public and private companies, Mr. Rooke offers expertise in strategic and financial matters.

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Maria Sainz joined our Board in January 2014. Since April 2012, Ms. Sainz has served as President and Chief Executive Officer of CardioKinetix, Inc., a privately-held medical device company based in Menlo Park, California that is pioneering a catheter-based treatment for heart failure. Beginning in April 2008, she served as President and Chief Executive Officer of Concentric Medical, Inc., a privately-held medical device company focused on developing endovascular devices for revascularizing stroke patients. Ms. Sainz held that position until October 2011, when Concentric Medical was acquired by Stryker Corporation, at which time she was named General Manager of the Stryker Neurovascular business unit, a position she held until April 2012. Prior to Concentric Medical, as an advisor to Boston Scientific Corporation’s Chief Operating Officer, Ms. Sainz led integration activities following Boston Scientific’s acquisition of Guidant Corporation. From February 2003 through June 2006, she served as President of Guidant Corporation’s Cardiac Surgery Division, during which time she successfully grew the multi-therapy division’s revenue from $90 million to $176 million. Prior to that, from January 2001 through February 2003, Ms. Sainz served as Vice President, Global Marketing for the Vascular Intervention Division of Guidant Corporation, where she was responsible for worldwide new product and market development activities. Ms. Sainz currently serves as a director of The Spectranetics Corporation, Orthofix International N.V. and Halyard Health Corporation, each a publicly-traded medical device company, as well as a director of CardioKinetix, Inc. Ms. Sainz brings to the Board over 20 years of experience in the medical device industry having held commercial and general management positions both in the United States and Europe.

John N. Spencer, Jr. joined our Board in March 2010. Mr. Spencer is a certified public accountant and was a partner of Ernst & Young LLP where he spent more than 38 years until his retirement in 2000. Mr. Spencer serves on the board of directors of GeoVax Labs, Inc., a publicly traded biotechnology company. In addition, he serves on the boards of directors of, and as a consultant for various accounting and financial reporting matters to, various privately owned companies. From November 2013 until February 2014, Mr. Spencer served as interim Chief Financial Officer of Applied Genetic Technologies Corporation, which is now a publicly traded biotechnology company, while such company was in registration with the SEC. By virtue of his experience at Ernst & Young, where he was the partner in charge of its life sciences practice for the southeastern United States, together with his continuing expertise as a director of, and a consultant to, other publicly traded and privately held companies, we believe Mr. Spencer offers expertise in accounting, finance and the medical device industry.

How are our directors compensated?

Board Fees

Directors who are our employees are not entitled to receive any fees for serving as directors. Directors who are not our employees receive the following Board and Committee fees:

Board of Directors:
Annual retainer per director	$15,000
Fee per meeting of the Board (in-person)	$1,000
Fee per meeting of the Board (telephonic)	$500

Audit Committee:
Annual retainer for chairperson	$8,000
Annual retainer for other members	$4,000

Compensation Committee:
Annual retainer for chairperson	$6,000
Annual retainer for other members	$3,000

Corporate Governance and Nominating Committee:
Annual retainer for chairperson	$6,000
Annual retainer for other members	$3,000

The above retainers are paid in quarterly installments, in arrears.  Each director may elect to have us pay all or a portion of his or her fees in shares of our common stock, in lieu of cash, in accordance with the rules and procedures established from time-to-time by our Board.

We also reimburse each non-employee director for reasonable travel and other expenses in connection with attending Board meetings.

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Stock Options

Upon an individual becoming a non-employee director for the first time, the new director will receive a stock option grant entitling him or her to purchase 45,000 shares of our common stock. Such options will vest in equal annual installments over three years.

Any individual who serves as a non-employee director on the day following an annual meeting of our stockholders will receive a stock option grant entitling him or her to purchase 20,000 shares of our common stock.  Such options will vest on the earlier of the first anniversary of the grant date or the day immediately preceding the next annual meeting of stockholders.

The exercise price of all options granted to directors will equal the “fair market value” of our common stock on the date of grant.

Are there stock ownership guidelines for directors?

We currently do not have any stock ownership guidelines. The Board expects each director to develop a meaningful ownership position in us over time but does not believe it is appropriate to specify the level of stock ownership for individual directors.

Are there any family relationships between our directors and our executive officers?

There are no family relationships between or among any of our directors and executive officers.

How many votes are needed to elect directors?

The nine nominees receiving the most “FOR” votes among votes properly cast in person or by proxy at the Annual Meeting will be elected to serve on our Board (assuming a quorum of a majority of the outstanding shares of common stock is present).

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR IDENTIFIED ABOVE.

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GOVERNANCE OF THE COMPANY

What is corporate governance and how do we implement it?

Corporate governance is a set of rules established by us to ensure that our directors, executive officers and employees conduct our business in a legal, impartial and ethical manner. Our Board has a strong commitment to sound and effective corporate governance practices. We are incorporated under the laws of the state of Delaware. We have not applied to list our securities on a national securities exchange which has requirements that a majority of our Board be independent. However, for purposes of determining independence, we have adopted the provisions of Nasdaq Marketplace Rule 5605. Our management and our Board have reviewed and continue to monitor our corporate governance practices in light of Delaware corporate law, U.S. federal securities laws and Nasdaq Marketplace Rule 5605.

What documents establish and implement our corporate governance practices?

We adopted the charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, Code of Business Conduct and Ethics, Guidelines on Governance Issues, Guidelines for Corporate Disclosure, Related Party Transactions Policy, Securities Trading Policy and Whistleblower Policy for the purpose of increasing transparency in our governance practices as well as promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us, and promoting compliance with all applicable rules and regulations that apply to us and our officers and directors.

Our Code of Business Conduct and Ethics applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors on our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Where can I access the Company’s corporate governance documents?

The charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee may be accessed at the “Investors” tab of our website at www.mriinterventions.com, as well as our Code of Business Conduct and Ethics and Amended and Restated Bylaws. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. In addition, any stockholder or other interested party may request, without charge, a copy of our corporate governance documents by submitting a written request for any of such materials to MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618.

How often did our Board meet in 2015?

Our Board held five meetings during 2015. Directors are expected to attend each meeting of our Board and each meeting of those Committees on which they serve. All directors attended 75% or more of the total number of meetings of the Board and those Committees on which they served during 2015. In addition to meetings, our Board and its Committees review and act upon matters through written consent procedures.

Our 2015 Annual Meeting of Stockholders was held on June 4, 2015, and seven members of our Board attended the 2015 Annual Meeting. We have a policy for attendance by members of our Board at our stockholder annual meetings that encourages directors, if practicable and time permitting, to attend our stockholder annual meetings. We expect that all of our Board members will attend the 2016 Annual Meeting of Stockholders, if possible.

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Who are our independent directors?

We have not applied to list our securities on a national securities exchange which has requirements that a majority of our Board be independent. However, for purposes of determining director independence, we have adopted the provisions of the Nasdaq Marketplace Rules. Our Board undertook a review of the composition of our Board and its Committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Dr. Pizzo, Ms. Sainz or Messrs. Girin, Koob, Rooke, Richards or Spencer, representing sevem of our nine directors who are nominated for re-election at the Annual Meeting, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Furthermore, our Board previously determined that Michael J. Ryan, who served on our Board until his resignation effective April 2015, was an “independent” director under the Nasdaq Marketplace Rules during such periods of time. In making such determinations, our Board considered the relationships that each such director has with us and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each director.

What is the leadership structure of the Board, and why is it appropriate for the Company?

Mr. Jenkins presently serves as the Chairman of the Board. Although Mr. Grillo currently serves as our Chief Executive Officer, Mr. Jenkins served as our Chief Executive Officer from September 2004 until December 2014. Our Board does not have a fixed policy as to whether the role of the Chief Executive Officer and Chairman of the Board should be separate. When the Chairman of the Board is not “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Marketplace Rules, the Chairman of the Corporate Governance and Nominating Committee, who is an independent director, acts ex officio as the Lead Independent Director of the Board, with the responsibility for coordinating the activities of the other independent directors and for performing the duties specified in our Guidelines on Governance Issues and such other duties as are assigned from time-to-time by the Board.

The Lead Independent Director has broad responsibility and authority, including, without limitation, to:

•	serve as the principal liaison on Board-wide issues between the independent members of the Board and the Chairman of the Board;

•	preside at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent members of the Board; and

•	call meetings of the independent members of the Board.

Mr. Koob, as the Chairman of the Corporate Governance and Nominating Committee, served as the Lead Independent Director during 2015.

Our Board has determined that the current separation of Chairman of the Board and Chief Executive Officer is the most appropriate structure at this time as it provides an effective balance between oversight of management and day-to-day leadership. As our former Chief Executive Officer, Mr. Jenkins has considerable experience in the medical device industry and extensive knowledge about us and our operations, which is advantageous in leading the Board in the performance of its duties while allowing Mr. Grillo to execute our strategic plan and provide day-to-day leadership. The Board may, at a future date, combine the Chairman of the Board and Chief Executive Officer roles if the Board determines that such a leadership structure would be more beneficial. As noted above and in light of Mr. Jenkins’ former role as our Chief Executive Officer, the Chairman of the Corporate Governance and Nominating Committee will remain our Lead Independent Director.

What role does our Board play in the oversight of risk management?

Our Board implements its risk oversight function both as a whole and through its Committees.  Our Board and the Committees to which it has delegated responsibility conduct risk assessments and discuss identified risks and how to eliminate or mitigate such risks.

Our Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. All Committees report to the full Board as appropriate, including when a matter rises to the level of a material risk.

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Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks associated with annual operating and long-term strategic plans, major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation.

Audit Committee	Risks relating to our financial statements, financial reporting process, accounting and legal matters.

Compensation Committee	Risks related to our compensation structure and benefits plan administration.

Corporate Governance and Nominating Committee	Risks relating to our corporate governance policies and programs and succession planning.

While our Board and its Committees oversee our risk management, our management is responsible for day-to-day risk management. Management communicates with our Board and its Committees on any material risks and how they are being managed.

How can you communicate with our Board?

Stockholders and other interested parties may send communications to our Board or any Committee of the Board by writing to the Board or the Committee, c/o MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618. The Corporate Secretary will distribute all stockholder and other interested party communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders and other interested parties may also contact the Lead Independent Director or the non-management directors as a group by writing to the Lead Independent Director, c/o MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618. The Corporate Secretary will forward all stockholder and other interested party communications to the Lead Independent Director who will review and, if addressed to the non-management directors, distribute all stockholder and other interested party communications to the non-management directors as a group.

What are our complaint procedures?

Complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted to MRI Interventions, Inc., Attention: Audit Committee Chairman, 5 Musick, Irvine, California 92618. Alternatively, complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted, confidentially and anonymously, by calling our Whistleblower Hotline at (877) 778-5463 or by using our confidential web-based service at www.reportit.net.

What committees have been established by our Board?

Our Board currently has three standing Committees: the Audit Committee; the Compensation Committee; and the Corporate Governance and Nominating Committee.

What are the responsibilities of the Audit Committee?

Our Audit Committee currently consists of Messrs. Girin, Koob and Spencer. Mr. Spencer serves as the Chairman of the Audit Committee. The functions of the Audit Committee include:

•	overseeing the audit and other services of our independent registered public accounting firm and being directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, who will report directly to the Audit Committee;

•	reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;

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•	overseeing compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as required;

•	reviewing our annual and quarterly financial statements and reports and discussing the financial statements and reports with our independent registered public accounting firm and management;

•	reviewing and approving all related person transactions pursuant to our Related Party Transactions Policy;

•	reviewing with our independent registered public accounting firm and management significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our internal control over financial reporting;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding internal control over financial reporting, accounting or auditing matters; and

•	preparing the Audit Committee report for inclusion in our proxy statement for our annual meeting.

Our Board has determined that, at this time, Mr. Spencer and Mr. Koob are audit committee financial experts within the meaning of SEC rules. Furthermore, our Board has determined that all the members of the Audit Committee satisfy the independence, experience and other requirements established by the Nasdaq Marketplace Rules, which were adopted by the Company. Mr. Ryan, who resigned from our Board and our Audit Committee effective April 2015, also satisfied the independence, experience and other requirements established by the Nasdaq Marketplace Rules during 2015 when he served as a member of our Audit Committee. Our Audit Committee met four times during 2015. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. A copy of the charter for our Audit Committee is posted on our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

What are the responsibilities of the Compensation Committee?

Our Compensation Committee currently consists of Messrs. Richards and Spencer and Dr. Pizzo. Mr. Richards serves as the Chairman of our Compensation Committee. The functions of the Compensation Committee include:

•	determining the compensation and other terms of employment of our Chief Executive Officer and other executive officers and reviewing and approving our performance goals and objectives relevant to such compensation;

•	administering and implementing our incentive compensation plans and equity-based plans, including approving option grants, restricted stock awards and other equity-based awards;

•	evaluating and recommending to our Board the equity incentive compensation plans, equity-based plans and similar programs advisable for us, as well as modifications or terminations of our existing plans and programs;

•	reviewing and approving the terms of any employment-related agreements, severance arrangements, change-in-control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, with our Chief Executive Officer and other executive officers;

•	to the extent required, reviewing and discussing the Compensation Discussion & Analysis for our annual report and proxy statement with management and determining whether to recommend to our Board the inclusion of the Compensation Discussion & Analysis in the annual report and proxy statement; and

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•	to the extent required, preparing a report on executive compensation for inclusion in our proxy statement for our annual meeting.

Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code.” Furthermore, our Board has determined that Messrs. Richards and Spencer and Dr. Pizzo each satisfy the independence standards for compensation committees established by the Nasdaq Marketplace Rules. Our Compensation Committee met two times during 2015. A copy of the charter for our Compensation Committee is posted on our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

With respect to director compensation, our Compensation Committee is responsible for reviewing the compensation paid to members of the Board and recommending modifications to Board compensation that the Compensation Committee determines are appropriate and advisable to the Board for its approval from time-to-time. In this regard, the Compensation Committee may request that management report to the Compensation Committee periodically on the status of the Board’s compensation in relation to other similarly situated companies.

In determining compensation for our executive officers, the Compensation Committee typically considers, but is not required to accept, the recommendations of our Chief Executive Officer regarding the performance and proposed base salary and bonus and equity awards for the other executive officers, as well as himself. The Compensation Committee may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the executive officers. However, our Chief Financial Officer does not determine the amounts or types of compensation paid to the executive officers. Our Chief Executive Officer and certain of our other executive officers may attend Compensation Committee meetings, as requested by the Compensation Committee. None of our executive officers, including our Chief Executive Officer, attend any portion of the Compensation Committee meetings during which his or her compensation is established and approved.

During 2015, neither us, nor our Board, nor the Compensation Committee retained any compensation consultant to advise the Compensation Committee on executive and/or director compensation. Rather, the Compensation Committee and our Chief Executive Officer applied subjective discretion to make compensation decisions. They did not use a specific formula or matrix to set compensation in relation to compensation paid by other medical device companies. Our Compensation Committee designed our executive compensation program based on the Compensation Committee’s general knowledge of compensation practices and the application of such knowledge to attract and retain our executive officers. During 2015, the Compensation Committee did not perform reviews of our compensation programs with those of similarly-situated companies, nor did it engage in benchmarking of compensation paid to our executive officers. Our historical approach has been to consider compensation practices and relevant factors rather than establishing compensation at specific benchmark percentiles. This has enabled us to respond to dynamics in the labor market and provided us with flexibility in maintaining and enhancing our executive officers’ engagement, focus, motivation and enthusiasm for our future. However, we expect to build some of these objective practices into our compensation approach over time.

What are the responsibilities of the Corporate Governance and Nominating Committee?

Our Corporate Governance and Nominating Committee currently consists of Mr. Koob, Dr. Pizzo and Ms. Sainz. Mr. Koob serves as the Chairman of our Corporate Governance and Nominating Committee. The functions of the Corporate Governance and Nominating Committee include:

•	evaluating director performance on the Board and applicable Committees of the Board;

•	interviewing, evaluating, nominating and recommending individuals for membership on our Board;

•	evaluating nominations by stockholders of candidates for election to our Board;

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•	reviewing and recommending to our Board any amendments to our corporate governance documents; and

•	making recommendations to the Board regarding management succession planning.

Our Board has determined that Mr. Koob, Dr. Pizzo and Ms. Sainz each satisfy the independence standards for corporate governance and nominating committees established by the Nasdaq Marketplace Rules. The Corporate Governance and Nominating Committee met one time during 2015. A copy of the charter for our Corporate Governance and Nominating Committee is posted on our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

When evaluating director candidates, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, independence, commitment, compatibility with the Chief Executive Officer and the Board culture, prominence and understanding of the Company’s business, as well as any other factors the Corporate Governance and Nominating Committee deems relevant at the time. The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to any person it believes should be nominated by our Board, and our Board determines the nominees after considering the recommendation and report of the Corporate Governance and Nominating Committee. During 2015, the Corporate Governance and Nominating Committee did not engage any third party to assist it in identifying or evaluating nominees for election to our Board.

Any director or executive officer of the Company may recommend a candidate to the Corporate Governance and Nominating Committee for its consideration. The Corporate Governance and Nominating Committee will also consider nominees to our Board recommended by stockholders if stockholders comply with the advance notice requirements in our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver timely written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information, including: the name and address of the stockholder delivering the notice as it appears on our books; the class and number of shares owned beneficially and of record by such stockholder; information about derivative instruments beneficially owned by such stockholder and any opportunity to profit or share in any profit derived from any increase or decrease in the value of the shares of our stock; any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any shares of our stock; any short interest in any of our securities held by such stockholder; any rights to dividends on shares of our stock owned beneficially or of record by such stockholder that are separated or separable from the underlying shares of stock; any proportionate interest in shares of our stock or derivative instruments held by a general or limited partnership in which such stockholder is, or owns a beneficial interest in, the general partner; any performance-related fees that such stockholder is entitled to based on the value of our securities; any arrangement or understanding between such stockholder and the proposed nominee; and whether such stockholder intends to deliver a solicitation notice, as more fully described in our bylaws. The foregoing summary does not include all requirements a stockholder must satisfy in order to nominate a candidate to our Board. Stockholders who wish to recommend a nominee to our Board should carefully read our bylaws, which are available at the “Investors” tab of our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Stockholder nominations must be submitted in accordance with the deadlines set forth under the caption “STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING” located on page 34 of this Proxy Statement. Stockholder nominations should be sent to MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618.

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DIRECTOR COMPENSATION

The following table and accompanying footnotes set forth information with respect to the compensation of our non-employee directors in 2015.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Kimble L. Jenkins(2)	$13,250	(2)	$9,798	(3)	$462,078	(4)	$485,126
Pascal E.R. Girin	$20,500	(5)	$9,798	(3)	$–		$30,298
Charles E. Koob	$28,000	(6)	$9,798	(3)	$–		$37,798
Philip A. Pizzo	$23,500	(7)	$9,798	(3)	$–		$33,298
Timothy T. Richards	$24,000	(8)	$9,798	(3)	$–		$33,798
Andrew K. Rooke	$18,000	(9)	$9,798	(3)	$–		$27,798
Michael J. Ryan(10)	$5,750	(10)	$12,005	(10)	$–		$17,755
Maria Sainz	$21,000		$9,798	(3)	$–		$30,798
John N. Spencer, Jr.	$29,000	(11)	$9,798	(3)	$–		$38,798

(1)	These amounts do not represent cash compensation paid to the named individuals. These non-cash amounts represent either: (a) the aggregate grant date fair value of option awards; or (b) the date on which original option terms were modified, as applicable and as described below, computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Policies and Significant Judgments and Estimates–Share-based Compensation” and Note 8 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(2)	On January 1, 2015, Mr. Jenkins’ employment as our Chief Executive Officer ceased, and thereafter, he continued as our Executive Chairman through March 31, 2015 for which he received $81,250 in cash. Since April 1, 2015, Mr. Jenkins has served as our Chairman in a non-executive role, and accordingly, on that date, Mr. Jenkins commenced earning compensation under our Non-Employee Director Compensation Plan and elected to receive 15,694 shares of our common stock in lieu of cash fees totaling $8,333.
(3)	Represents the grant date fair value of a stock option grant following our 2015 Annual Meeting of Stockholders, which entitles the director to purchase 20,000 shares of our common stock at an exercise price of $1.04 per share.
(4)	This amount represents $425,000 of compensation under Mr. Jenkins’ employment agreement, which has terminated, and $36,578 of compensation under Mr. Jenkins’ consulting agreement, which has expired.
(5)	Under our Non-Employee Director Compensation Plan, Mr. Girin elected to receive 33,020 shares of our common stock in lieu cash fees totaling $20,500.
(6)	Under our Non-Employee Director Compensation Plan, Mr. Koob elected to receive 43,865 shares of our common stock in lieu cash fees totaling $28,000.
(7)	Under our Non-Employee Director Compensation Plan, Dr. Pizzo elected to receive 37,171 shares of our common stock in lieu cash fees totaling $23,500.
(8)	Under our Non-Employee Director Compensation Plan, Mr. Richards elected to receive 37,635 shares of our common stock in lieu cash fees totaling $24,000.
(9)	Under our Non-Employee Director Compensation Plan, Mr. Rooke elected to receive 28,291 shares of our common stock in lieu cash fees totaling $18,000.
(10)	Effective April 1, 2015, Mr. Ryan voluntarily resigned as a director of the Company to give Mr. Grillo the opportunity to serve on the Board. Mr. Ryan’s resignation was not the result of any disagreement with us, our management or our operations, policies or practices. In recognition of Mr. Ryan’s contributions as director, our Board approved the acceleration of vesting of two stock options previously awarded to Mr. Ryan and extended the exercise period through April 1, 2017 for all vested options held by Mr. Ryan. In conformity with ASC Topic 718, we revalued Mr. Ryan’s stock option based on the modified terms described above and recorded share-based compensation expense of $12,005. In addition, under our Non-Employee Director Compensation Plan, Mr. Ryan elected to receive 3,833 shares of our common stock in lieu cash fees totaling $3,833.
(11)	Under our Non-Employee Director Compensation Plan, Mr. Spencer elected to receive 30,281 shares of our common stock in lieu cash fees totaling $19,333.

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PROPOSAL No. 2

RATIFICATION OF THE APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Has the Audit Committee selected our independent registered public accounting firm for 2016?

The Audit Committee reappointed Cherry Bekaert LLP as our independent registered public accounting firm to audit and certify our financial statements for the fiscal year ending December 31, 2016.

Is stockholder approval required for the appointment of the independent registered public accounting firm for 2016?

Stockholder ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. The Board is submitting the appointment of Cherry Bekaert LLP to our stockholders for ratification as a matter of good corporate governance. However, the Audit Committee is not bound by a vote either “for” or “against” the proposal. The Audit Committee will consider a vote “against” Cherry Bekaert LLP by our stockholders in selecting our independent registered public accounting firm in the future. Even if our stockholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our stockholders.

Will representatives of Cherry Bekaert LLP attend the Annual Meeting?

Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.

What fees were paid to our independent registered public accounting firm in 2013 and 2014?

The following table shows the fees we paid or accrued for audit and other services provided by Cherry Bekaert LLP, our independent registered public accounting firm, for the years ended December 31, 2014 and 2015.

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total Fees
2014	$132,600	—	—	—	$132,600
2015	$142,752	—	—	—	$142,752

(1)	“Audit Fees” consist of fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements. “Audit Fees” also include fees for services provided in connection with other statutory or regulatory filings or engagements, such as consents and review of documents filed with the SEC.
(2)	“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as “Audit Fees.”
(3)	“Tax Fees” consist of fees for professional services provided in connection with tax compliance, tax advice and tax planning, including tax return preparation.

How does the Audit Committee pre-approve services provided by the independent registered public accounting firm?

Applicable SEC rules require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2010, our Audit Committee began pre-approving all services by our independent registered public accounting firm and has pre-approved all new services since that time, including, without limitation, all of the services referenced in the table above for 2014 and 2015. The Audit Committee does not delegate its responsibilities under the Exchange Act to our management. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to grant pre-approvals of audit services of up to $25,000, provided that any such pre-approvals are required to be presented to the full Audit Committee at its next scheduled meeting.

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How many votes are needed to approve Proposal No. 2?

Approval of the proposal to ratify the appointment of Cherry Bekaert LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (assuming a quorum of a majority of the outstanding shares of common stock is present). However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

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Report of the Audit Committee of the Board(1)

The Audit Committee has obtained from the independent registered public accounting firm, Cherry Bekaert LLP, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, as required by Public Company Accounting Oversight Board, or “PCAOB,” Rule 3526, “Communication with Audit Committees Concerning Independence.” The Audit Committee also has discussed with the auditors any relationships that may affect their objectivity and independence, and it has considered our payment of fees to the auditors. The Audit Committee confirms that, based upon the foregoing, the registered public accounting firm is independent of us.

Management is responsible for: the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the PCAOB and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with our management and the independent registered public accounting firm to review and discuss the audited financial statements, including a discussion of the quality and acceptability of our financial reporting and controls. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Auditing Standard No. 16, “Communications with Audit Committees.”

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter of the Audit Committee, the Audit Committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC. The Audit Committee has also recommended the reappointment of the independent registered public accounting firm, Cherry Bekaert LLP.

Audit Committee

John N. Spencer, Jr., Chairman

Pascal E.R. Girin

Charles E. Koob

(1) The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

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EXECUTIVE OFFICERS

Our executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. The current executive officers of the Company are as follows:

Executive Officers	Age	Position(s)
Francis P. Grillo	53	Chief Executive Officer and President
Harold A. Hurwitz	64	Chief Financial Officer and Secretary
Peter G. Piferi	56	Chief Operating Officer
Robert C. Korn	50	Vice President, Sales
Wendelin C. Maners	53	Vice President, Marketing

Biographical information about Mr. Grillo is provided in “Proposal No. 1 — Election of Directors.”

Peter G. Piferi joined us in December 2006 as Chief Operating Officer. Mr. Piferi has over 20 years of experience in the areas of product development, operations, engineering and production in the medical device industry. From March 2003 to December 2006, Mr. Piferi served as Vice President, Endovascular Technologies for Edwards Lifesciences Corporation. In addition, Mr. Piferi has served as Vice President at Kriton Medical Inc. and Orbus Medical Technologies, Inc., and as Director of Advanced Engineering at Cordis Corporation.

Harold A. Hurwitz joined us in March 2015 as Vice President, Finance, and, in May 2015, became our Chief Financial Officer. From February 2013 to January 2015, Mr. Hurwitz served as Chief Executive Officer and President of Pro-Dex, Inc., a publicly-traded contract engineering and manufacturing company serving the medical device, factory automation and scientific research markets. Mr. Hurwitz also held the positions of Chief Financial Officer, Treasurer and Secretary of Pro-Dex from October 2010, when he joined that company, to January 2015. Between March 2010 and September 2010, Mr. Hurwitz served as an independent consultant, providing service primarily to a molecular diagnostics company. From April 2008 to February 2010, Mr. Hurwitz served as Chief Financial Officer and Vice President of Interventional Spine, Inc., a venture-backed medical device company. Prior to joining Interventional Spine, Mr. Hurwitz served as Principal Consultant with McDermott & Bull, a retained executive search firm, from December 2005 to March 2008, where he led the life science and medical technology practice. Mr. Hurwitz served as an independent consultant from December 2004 to December 2005, with his primary client during that time being Micro Therapeutics, Inc., then a publicly-traded medical device company (subsequently acquired by ev3, Inc., and now part of Medtronic plc). He was Chief Financial Officer of Micro Therapeutics, Inc. from December 1997 to December 2004. Earlier in his career, Mr. Hurwitz was a Partner with Coopers & Lybrand L.L.P. (now part of PricewaterhouseCoopers LLP), where he was a Business Assurance Partner, Team Leader of its Orange County Medical Device Practice and an SEC Review Partner. Mr. Hurwitz served as a director of Pro-Dex, Inc. from May 2013 to January 2015.

Robert C. Korn joined us in November 2012, and he serves as our Vice President, Sales. Mr. Korn has over 20 years of experience in the health care industry focused in the medical device sales and marketing business. During his career, Mr. Korn gained experience in developing and implementing sales and marketing strategies for both Fortune 500 and startup companies. From May 2005 to November 2012, Mr. Korn served as a Regional Sales Director with Medtronic Surgical Technologies, the neurosurgery, ear, nose and throat (ENT) and advanced energy business of Medtronic, Inc. In that position, Mr. Korn managed a sales and clinical support team in the Midwest, and he was responsible for revenues in excess of $30 million per year. While at Medtronic, Mr. Korn also worked extensively on business development and acquisition opportunities. In 2010, Mr. Korn was named to the Medtronic Corporate Neuroscience Advisory Team. Prior to joining Medtronic, from April 2004 to April 2005, Mr. Korn served as Senior Vice President for Vassol, Inc., a private company, where he was responsible for the company’s sales and marketing functions. Prior to Vassol, Mr. Korn held various sales leadership positions with Codman, a Johnson & Johnson company, and he also held multiple sales and marketing positions with the Bayer Corporation’s Diagnostics Division.

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Wendelin C. Maners joined us in December 2014 as Vice President, Marketing. Ms. Maners has more than two decades of global medical device experience focused on the marketing, acquisition, and licensing of medical device technologies. Prior to joining MRI Interventions, Ms. Maners served as Vice President, Emerging Technologies with CSA Medical Inc., where she managed commercial marketing for the company’s products, led market development efforts for the company’s emerging applications in new market and disease segments and developed internal and external product training programs. Prior to her time with CSA Medical, Ms. Maners served for over 14 years in various roles at Boston Scientific Corporation, most recently as Vice President, Strategy and Business Development. During that time, she developed and executed acquisition strategies in the Neuromodulation and Electrophysiology markets, managed and built technology and venture capital business relationships to assemble a portfolio of investment options for supported divisions and served as a delegate Board member/observer for Boston Scientific investments, including Cyberonics, Inc., Northstar Neuroscience, Inc., Neuropace, Inc., Intelect Medical, Inc., IntraPace, Inc., Quallion LLC and the Company.

Executive Compensation

Summary Compensation Table – Years Ended December 31, 2015 and 2014

The following table shows the compensation awarded or paid to, or earned by, our Chief Executive Officer and our two other most highly compensated executive officers for the years ended December 31, 2015 and 2014. We refer to these executive officers as our “named executive officers.”

Named Executive Officer	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Francis P. Grillo(3)	2015	350,000	100,000	(4)	87,500	(5)	9,380	546,880	(6)
Chief Executive Officer	2014	83,686	—		1,351,200	(7)	—	1,434,886	(8)
Harold A. Hurwitz(9)	2015	174,269	48,300	(10)	271,551	(11)	3,797	497,917	(12)
Chief Financial Officer	2014	—	—		—		—	—
Robert C. Korn	2015	220,000	77,994	(13)	70,000	(14)	11,283	379,277	(15)
Vice President, Sales	2014	220,000	72,307	(13)	47,900	(16)	10,574	362,226	(17)

(1)	These amounts do not represent cash compensation paid to the named individual. These non-cash amounts represent only the aggregate grant date fair value of the option awards as computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification, or ASC, Topic 718. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Policies and Significant Judgments and Estimates–Share-based Compensation” and Note 8 to the audited financial statements included our Annual Report on Form 10-K for the year ended December 31, 2015.
(2)	Until otherwise noted, these amounts consist of the group medical, life and disability premiums that we paid.
(3)	Mr. Grillo joined us in October 2014 as our President. Mr. Grillo also became our Chief Executive Officer effective January 1, 2015.
(4)	Of this amount, Mr. Grillo was paid $33,333 in cash and $66,667 in shares of our common stock on February 1, 2016, the number of shares of such stock-based compensation was calculated on the basis of the per share market value of our common stock at the close of trading on that date.
(5)	Does not represent cash compensation. Represents only the aggregate grant date fair value in accordance with ASC Topic 718 of options to purchase an aggregate of 250,000 shares of our common stock issued to Mr. Grillo with an exercise price of $0.74 per share.
(6)	Of this amount, the cash compensation paid, or to be paid, to Mr. Grillo totals $383,333.
(7)	Does not represent cash compensation. Represents only the aggregate grant date fair value in accordance with ASC Topic 718 of options to purchase an aggregate of 2,400,000 shares of our common stock issued to Mr. Grillo with an exercise price of $1.13 per share.
(8)	Of this amount, the cash compensation paid to Mr. Grillo totaled $83,686.
(9)	Mr. Hurwitz joined us in March 2015 as our Vice President, Finance, and became our Chief Financial Officer in May 2015.
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(10)	Of this amount, Mr. Hurwitz was paid $36,225 in cash and $12,075 in shares of our common stock on February 1, 2016, the number of shares of such stock-based compensation was calculated on the basis of the per share market value of our common stock at the close of trading on that date.
(11)	Does not represent cash compensation. Represents only the aggregate grant date fair value in accordance with ASC Topic 718 of options to purchase an aggregate of 600,000 shares of our common stock issued to Mr. Hurwitz with a weighted average exercise price of $0.98 per share.
(12)	Of this amount, the cash compensation paid, or to be paid, to Mr. Hurwitz totals $210,494.
(13)	Represents amounts paid pursuant to Mr. Korn’s sales incentive plan.
(14)	Does not represent cash compensation. Represents only the grant date fair value in accordance with ASC Topic 718 of an option to purchase 200,000 shares of our common stock issued to Mr. Korn with an exercise price of $0.74 per share.
(15)	Of this amount, the cash compensation paid to Mr. Korn totaled $297,994.
(16)	Does not represent cash compensation. Represents only the grant date fair value in accordance with ASC Topic 718 of an option to purchase 100,000 shares of our common stock issued to Mr. Korn with an exercise price of $0.98 per share.
(17)	Of this amount, the cash compensation paid, or to be paid, to Mr. Korn totals $292,307.

Narrative Disclosure to Summary Compensation Table

Employment Agreements. Each of our named executive officers had a written employment agreement with the Company during 2015. In September 2014, we entered into an employment agreement with Mr. Grillo. In March 2015, we entered into an employment agreement with Mr. Hurwitz. In November 2012, we entered into an employment agreement with Mr. Korn. Under each of the employment agreements, the employment of the named executive officer may be terminated by either party upon written notice to the other party.

Salary. Under their respective employment agreements, the base salaries of our named executive officers, as of December 31, 2015, were as follows:

Named Executive Officer	Title	Base Salary(1)
Francis P. Grillo	Chief Executive Officer and President	$350,000
Harold A. Hurwitz	Chief Financial Officer and Corporate Secretary	$230,000
Robert C. Korn	Vice President, Sales	$220,000

(1)	Each named executive officer’s salary is subject to adjustment at the discretion of the compensation committee, subject to certain limitations.

Bonus. Mr. Grillo is eligible to receive an annual target incentive bonus of 40% of his annual base salary, subject to certain performance goals to be established by the Compensation Committee. The amount of the incentive bonus payable to Mr. Grillo may be more or less than the target amount, depending on whether, and to what extent, applicable performance goals for such year have been achieved. Mr. Hurwitz is eligible to receive an annual target incentive bonus of 30% of his annual base salary, subject to certain performance goals to be established by the Compensation Committee. The amount of the incentive bonus payable to Mr. Hurwitz may be more or less than the target amount, depending on whether, and to what extent, applicable performance goals for such year have been achieved. Mr. Korn is eligible for additional cash compensation under a sales incentive plan, which is targeted to yield an annual payout of at least $100,000 for reaching targeted sales levels. The actual payout under Mr. Korn’s sales incentive plan may be more or less than the targeted payout based on actual sales achieved.

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Option Awards. Pursuant to our employment agreement with Mr. Grillo, Mr. Grillo received, on the start date of his employment, an option to purchase 2,400,000 shares of our common stock. That option, which was granted October 6, 2014, has an exercise price of $1.13 per share, has a term of 10 years from the date of grant and vests in three equal annual installments, which began on October 6, 2015, subject to vesting acceleration under certain circumstances. Pursuant to our employment agreement with Mr. Hurwitz, Mr. Hurwitz received, on the start date of his employment, an option to purchase 450,000 shares of our common stock. That option, which was granted March 30, 2015, has an exercise price of $1.06 per share, has a term of 10 years from the date of grant and vests in three equal annual installments beginning March 30, 2016, subject to vesting acceleration under certain circumstances. In addition, on March 30, 2016, Mr. Hurwitz received an additional stock option entitling him to purchase 150,000 shares. That option, which was granted on March 30, 2016, has an exercise price of $0.31, has a term of 10 years from the date of grant and vests in three equal annual installments beginning March 30, 2017, subject to vesting acceleration under certain circumstances. Further, on March 30, 2017, Mr. Hurwitz will receive an additional stock option entitling him to purchase 150,000 shares of common stock (such number to be equitably adjusted for any stock split, stock combination or other similar transaction occurring between the date hereof and the date of grant). That option grant will have an exercise price equal to the then fair market value of our common stock, have a term of 10 years from the date of grant and vest over three years in equal installments, on the first, second and third year anniversaries of the grant date. Pursuant to our employment agreement with Mr. Korn, Mr. Korn received options to purchase 300,000 shares of our common stock on the start date of his employment and additional options to purchase 100,000 shares of our common stock on or about the first and second year anniversaries of the start date of his employment. The first of those anniversary date option awards was granted on November 5, 2013, with an exercise price of $1.51 per share. The second anniversary date option award was granted on November 10, 2014, with an exercise price of $0.98 per share. Both options granted to Mr. Korn have 10 year terms and vest in three equal annual installments measured from the applicable option grant date, subject to vesting acceleration under certain circumstances. In addition, our named executive officers may receive additional grants under our compensation plans at the discretion of the Compensation Committee.

All Other Compensation. Each named executive officer was entitled to participate in any benefit plan from time-to-time in effect for our executives and/or employees generally, subject to the eligibility provisions of that plan.

Payments Upon Termination or Change of Control

Termination Payments. In the event we terminate the employment of Mr. Grillo without cause or if Mr. Grillo terminates his employment for good reason, as those terms are defined in his employment agreement, then he will be entitled to receive: (1) an amount equal to his annual base salary in effect on the termination date; (2) an amount equal to his average bonus for the previous two years; and (3) $18,000. In addition, if we terminate Mr. Grillo’s employment without cause or Mr. Grillo terminates his employment for good reason, any unvested stock options and restricted stock previously granted to him will become fully vested on the termination date and, in the case of stock options, will be exercisable until the earlier of three years after the termination date or the final expiration date provided for in the applicable award agreement.

In the event we terminate the employment of Mr. Hurwitz without cause, as that term is defined in his employment agreement, then Mr. Hurwitz will receive: (1) any portion of base salary and bonus compensation earned but unpaid as of the termination date, plus any unreimbursed business expenses he incurred as of the termination date; (2) any amounts due pursuant to the terms of any award or benefit plans in which he was a participant, in accordance with the terms of such plans; and (3) an amount equal to 25% of his base salary in effect on the termination date, which will be paid in six semi-monthly installments.

If we terminate Mr. Korn’s employment without cause, then Mr. Korn will be entitled to receive an amount equal to 25% of his base salary in effect on the termination date, which amount would be paid in six semi-monthly installments.

Change of Control Payments. Upon a change of control, as such term is defined in Mr. Grillo’s employment agreement, any unvested stock options and restricted stock previously granted to Mr. Grillo will become fully vested. In addition, if we terminate Mr. Grillo’s employment without cause, or if he terminates his employment for good reason, in either case within two months prior to or within 12 months following the change of control, then Mr. Grillo will be entitled to receive a lump sum payment equal to the sum of: (1) two times his annual base salary in effect on the termination date; (2) two times the average of his two highest bonuses paid in the previous three years; and (3) $18,000.

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Upon a change of control, as such term is defined in Mr. Hurwitz’s employment agreement, any unvested stock options previously granted to Mr. Hurwitz will become fully vested. In addition, if we terminate Mr. Hurwitz’s employment without cause within two months prior to or within six months following the change of control, then Mr. Hurwitz will be entitled to receive: (1) any portion of base salary and bonus compensation earned but unpaid as of the termination date, plus unreimbursed business expenses he incurred as of the termination date; (2) any amounts due pursuant to the terms of any award or benefit plans in which he was a participant, in accordance with the terms of such plans; and (3) a lump sum amount equal to 50% of his base salary in effect on the termination date.

Upon a change of control involving a sale transaction, as those terms are defined in Mr. Korn’s employment agreement, any unvested stock options and restricted stock previously granted to Mr. Korn will become fully vested. In addition, if we terminate Mr. Korn’s employment without cause, or if Mr. Korn terminates his employment for good reason, in either case within two months prior to or within six months following the sale transaction, then he will be entitled to receive a lump sum payment equal to: (1) his COC Multiplier, which is set forth below, times his base salary in effect on the termination date; plus (2) $18,000.

Mr. Korn’s COC Multiplier is based on the value of the sale transaction and is determined as follows:

Value of Sale Transaction	COC Multiplier
Less than $60,000,000	0
$60,000,000-$99,999,999	0.5
$100,000,000-$139,999,999	0.75
$140,000,000-$179,999,999	1.0
$180,000,000-$219,999,999	1.25
$220,000,000 or more	1.5

Upon a change of control not involving a sale transaction, any unvested stock options and restricted stock previously granted to Mr. Korn will become fully vested. In addition, if we terminate Mr. Korn’s employment without cause, or if Mr. Korn terminates his employment for good reason, in either case within two months prior to or within six months following the change of control, then he will be entitled to receive a lump sum payment equal to: (1) 50% of his base salary in effect on the termination date, plus (2) $18,000.

Non-Competition; Non-Solicitation; Confidentiality; Assignment of Inventions. In connection with their employment agreements, each of the executives also entered into a confidentiality agreement and non-compete agreement, which agreements impose on the executive customary restrictive covenants prohibiting the disclosure of our confidential information, requiring the executive to assign us any invention discovered in the scope of his employment, prohibiting him from competing with us during the term of his employment and for one year following the termination of his employment, and prohibiting him from soliciting our employees, consultants and contractors during the term of his employment and for two years following the termination of his employment.

Outstanding Equity Awards at December 31, 2015

The table below sets forth information regarding the outstanding equity awards held by our named executive officers at December 31, 2015.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Francis P. Grillo	800,000	(1)	1,600,000	(1)	1.13	October 6, 2024
	–	(2)	250,000	(2)	0.74	August 13, 2025
Harold A. Hurwitz	–	(3)	450,000	(3)	1.06	March 30, 2025
	–	(4)	150,000	(4)	0.74	August 13, 2025
Robert C. Korn	300,000		–		1.63	November 10, 2022
	66,666	(5)	33,334	(5)	1.51	November 5, 2023
	33,334	(6)	66,666	(6)	0.98	November 10, 2024
	–	(7)	200,000	(7)	0.74	August 13, 2025

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___________________________________

(1)	One-third of the shares subject to this option vested on the first anniversary of the grant date, October 6, 2015. An additional one-third of the shares will vest on the second anniversary of the grant date, October 6, 2016. The remaining shares subject to this option vest on the third anniversary of the grant date, October 6, 2017.
(2)	One-third of the shares subject to this option will vest on the first anniversary of the grant date, August 13, 2016. The remaining two-thirds of the shares will vest ratably in 24 equal monthly installments beginning in the first month following the first anniversary of the grant date.
(3)	One-third of the shares subject to this option will vest on the first anniversary of the grant date, March 30, 2016. An additional one-third of the shares will vest on the second anniversary of the grant date, March 30, 2017. The remaining shares subject to this option vest on the third anniversary of the grant date, March 30, 2018.
(4)	One-third of the shares subject to this option will vest on the first anniversary of the grant date, August 13, 2016. The remaining two-thirds of the shares will vest ratably in 24 equal monthly installments beginning in the first month following the first anniversary of the grant date.
(5)	One-third of the shares subject to this option vested on the first anniversary of the grant date, November 5, 2014. An additional one-third of the shares vested on the second anniversary of the grant date, November 5, 2015. An additional one-third of the shares will vest on the on the third anniversary of the grant date, November 5, 2016.
(6)	One-third of the shares subject to this option vested on the first anniversary of the grant date, November 10, 2015. An additional one-third of the shares will vest on the second anniversary of the grant date, November 10, 2016. The remaining shares subject to this option vest on the third anniversary of the grant date, November 10, 2017.
(7)	One-third of the shares subject to this option will vest on the first anniversary of the grant date, August 13, 2016. The remaining two-thirds of the shares will vest ratably in 24 equal monthly installments beginning in the first month following the first anniversary of the grant date.

Option Exercises

None of our named executive officers exercised stock options in 2015.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	5,911,309	$1.12	3,400,647
Equity compensation plans not approved by stockholders (1)(2)(3)(4)(5)(6)(7)(8)	6,010,000	$1.35	--
Total	11,921,309	$1.24	3,400,647

___________________________________

(1)	The information presented in this table is as of December 31, 2015.
(2)	We adopted our 2010 Non-Qualified Stock Option Plan in December 2010. The plan provided for the issuance of non-qualified stock options to purchase up to 2,565,675 shares of our common stock. We ceased making awards under the plan upon the adoption of our 2012 Incentive Compensation Plan. As of December 31, 2015, options to purchase 2,145,000 shares of our common stock were outstanding under the 2010 Non-Qualified Stock Option Plan.

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(3)	In November 2012 and November 2014, we entered into written compensatory contracts with Robert C. Korn, our Vice President, Sales, pursuant to which we awarded Mr. Korn non-qualified stock options to purchase 150,000 shares and 100,000 shares, respectively, of our common stock.
(4)	In December 2013, we entered into written compensatory contracts with an employee and a non-employee director pursuant to which we awarded those individuals non-qualified stock options to purchase 75,000 shares and 125,000 shares, respectively, of our common stock.
(5)	In December 2013, we adopted our 2013 Non-Employee Director Equity Incentive Plan. The plan provides for the issuance of awards with respect to an aggregate of 570,000 shares of our common stock. As of December 31, 2015, 415,000 were outstanding under the 2013 Non-Employee Director Equity Incentive Plan.
(6)	In October 2014, we entered into a written compensatory contract with Francis P. Grillo, our Chief Executive Officer, pursuant to which we awarded Mr. Grillo non-qualified stock options to purchase 2,400,000 shares of our common stock.
(7)	In December 2014, we entered into a written compensatory contract with Wendelin C. Maners, our Vice President, Marketing, pursuant to which we awarded Ms. Maners non-qualified stock options to purchase 350,000 shares of our common stock.
(8)	In March 2015, we entered into a written compensatory contract with Harold A. Hurwitz, our Chief Financial Officer, pursuant to which we awarded Ms. Hurwitz non-qualified stock options to purchase 450,000 shares of our common stock.

BENEFIT PLANS

2007 Stock Incentive Plan

We adopted the 2007 Stock Incentive Plan in March 2007 to enable us to attract, retain and motivate our officers, directors, employees and consultants. Of the 625,000 shares of common stock that were eligible for issuance pursuant to awards made under this plan, 56,125 shares of common stock were subject to options outstanding as of December 31, 2015. As of such date, the outstanding options had a weighted average exercise price of $7.95 per share and had expiration dates ranging from March 2017 to December 2019. Although this plan remains in effect and options under the plan remain outstanding, we ceased making awards under the plan upon the adoption of our 2010 Incentive Compensation Plan.

2010 Equity Plans

We adopted our 2010 Incentive Compensation Plan in April 2010, and we adopted our 2010 Non-Qualified Stock Option Plan in December 2010. The principal purpose of both plans was to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards. Of the 1,250,000 shares of common stock that were eligible for issuance pursuant to awards made under the 2010 Incentive Compensation Plan, 449,450 shares of common stock were subject to options outstanding as of December 31, 2015. As of such date, the outstanding options had exercise prices of $1.80 per share and had expiration dates in December 2020. Of the 2,565,675 shares of common stock that were eligible for issuance pursuant to awards made under the 2010 Non-Qualified Stock Option Plan, 2,145,000 shares of common stock were subject to options outstanding December 31, 2015. As of such date, the outstanding options had exercise prices of $1.80 per share and had expiration dates in December 2020. Although these plans remain in effect and options under the plans remain outstanding, we ceased making awards under these plans upon the adoption of our 2012 Incentive Compensation Plan.

2012 Incentive Compensation Plan

We adopted our 2012 Incentive Compensation Plan in February 2012. The principal purpose of the plan was to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards. Of the 3,000,000 shares of common stock that were eligible for issuance pursuant to awards made under this plan, 2,661,067 shares of common stock were subject to options outstanding as of December 31, 2015. As of such date, the outstanding options had a weighted average exercise price of $1.04 per share and had expiration dates ranging from April 2022 to May 2023. Although this plan remains in effect and options under the plan remain outstanding, we ceased making awards under the plan upon stockholder approval of our 2013 Incentive Compensation Plan.

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2013 Amended and Restated Incentive Compensation Plan

 We adopted our 2013 Incentive Compensation Plan in March 2013. The principal purpose of the 2013 Incentive Compensation Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards, and at our 2015 Annual Meeting, the Company’s stockholders approved the adoption of the MRI Interventions, Inc. Amended and Restated 2013 Incentive Compensation Plan, or the 2013 Plan. The material change effected by the amendment was to increase the number of shares of our common stock available for awards thereunder by 5,000,000 shares, resulting in a total of 6,250,000 shares of our common stock being reserved for issuance under the 2013 Plan, as amended. The 2013 Plan is also designed to permit us to make cash-based awards and equity-based awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Eligibility. Awards may be granted under the 2013 Plan to officers, directors (including non-employee directors) and other employees of the Company or any of our subsidiaries or other affiliates, and to any individual who is an advisor, consultant or other provider of services to us or any of our subsidiaries or other affiliates. Only our employees or those of any of our subsidiaries are eligible to receive incentive stock options.

Administration, Amendment and Termination. Our Compensation Committee has the power and authority to administer the 2013 Plan. The Compensation Committee has the authority to interpret the terms and intent of the 2013 Plan, determine eligibility for and terms of awards for participants and make all other determinations necessary or advisable for the administration of the 2013 Plan. To the extent permitted by law, our Compensation Committee may delegate authority under the 2013 Plan to our Chief Executive Officer or to our other executive officers under conditions and limitations the Compensation Committee may establish.

The Compensation Committee may amend, suspend or terminate the 2013 Plan at any time with respect to any shares of common stock as to which awards have not been made. However, no amendment may be made without the approval of the Company’s stockholders if the amendment would increase the total number of shares reserved for the purposes of the 2013 Plan or change the maximum number of shares for which awards may be granted to any participant (which does not include adjustments made by the Compensation Committee in the event of certain changes in our capitalization, as described below).

Awards. Awards under the 2013 Plan may be made in the form of: options; stock appreciation rights; stock awards; restricted share units; cash bonuses; or other incentive awards granted under the 2013 Plan; whether singly, in combination, or in tandem. Any of the foregoing awards may be made subject to attainment of performance goals over any applicable performance period.

Shares Subject to the Plan. The aggregate number of shares of our common stock that may be issued pursuant to awards under the 2013 Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2013 Plan is 6,250,000 shares. Shares issued under the 2013 Plan may be authorized but unissued shares or treasury shares. Any shares covered by an award, or portion of an award, granted under the 2013 Plan that is forfeited or canceled or expires will be deemed not to have been issued for purposes of determining the maximum number of shares available for issuance under the plan. Of the 6,250,000 shares of common stock that are eligible for issuance pursuant to awards made under the 2013 Plan, 2,744,667 shares of common stock were subject to options outstanding as of December 31, 2015. As of such date, the outstanding options had a weighted average exercise price of $0.95 per share and had expiration dates ranging from April 2023 to August 2025. No awards other than options were outstanding under the 2013 Plan as of December 31, 2015.

Adjustment of Shares Subject to 2013 Plan. In the event of certain changes in our capitalization, the Compensation Committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the Compensation Committee determines to be necessary to prevent dilution or enlargement of the rights of participants.

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Effect of Change of Control. Upon the occurrence of a change of control, the Compensation Committee may:

•	accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award under the 2013 Plan;

•	cancel such awards for fair value (as determined by the Compensation Committee);

•	provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the 2013 Plan, as determined by the Compensation Committee; or

•	provide that for a period of at least 10 days prior to the change of control, option awards will be exercisable as to all shares of common stock subject thereto and that upon the occurrence of the change of control, such awards will terminate and be of no further force or effect.

Corporate Performance Objectives. Section 162(m) of the Code limits public companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their Chief Executive Officer and, based on recent IRS interpretation, the three most highly compensated executive officers determined at the end of each year. Performance-based compensation is excluded from this limitation. The 2013 Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m).

2013 Non-Employee Director Equity Incentive Plan

We adopted the 2013 Non-Employee Director Equity Incentive Plan in December 2013 to enable us to attract, retain and motivate non-employee directors of outstanding ability through the granting of stock-based awards. As of December 31, 2015, all of the 575,000 shares of common stock that were eligible for issuance pursuant to awards made under this plan have been awarded. As of such date, 415,000 shares of common stock were subject to options outstanding with a weighted average exercise price of $1.04 per share and expiration dates ranging from January 2024 to June 2025. Although this plan remains in effect and options under the plan remain outstanding, upon exhaustion of awards of shares eligible for issuance under this plan, stock-based awards to our non-employee directors are now made under the provisions of the 2013 Plan which is discussed above.

Key Personnel Incentive Program

We adopted, with an effective date in September 2006 and as amended in June 2010 and June 2013, the Key Personnel Incentive Program, or the KPIP, to provide a consultant and a then-employee who, at the time of adoption of the KPIP, were key to our development and licensing activities, with the opportunity to receive incentive bonus payments upon a consummation of a sale transaction, as defined in the KPIP. The Compensation Committee is responsible for administering the program, and the only participants in the program are Paul A. Bottomley and Parag Karmarkar. The program will terminate on the earlier of December 31, 2025 or the occurrence of a sale transaction.

In the event of a sale transaction, each of the participants will be entitled to receive a bonus payment under the program as of the date of the transaction. Mr. Karmarkar would receive a bonus equal to $1,000,000. Dr. Bottomley would receive a bonus equal to: (1) $1,000,000, plus (2) 1.4% of the amount by which the “net proceeds” from the sale transaction exceed $50,000,000, but not to exceed $700,000. For purposes of the KPIP, the “net proceeds” from a sale transaction will be the portion of the aggregate cash and non-cash consideration paid or payable in connection with the consummation of the sale transaction that is distributed, or otherwise available for distribution, to holders of our common stock.

Cardiac EP Business Participation Plan

In June 2010, we adopted the Cardiac EP Business Participation Plan, or the EP Participation Plan, to enable us to provide a key product development advisor and consultant with financial rewards in the event we sell our business operations relating to catheter-based MRI-guided cardiac ablation to treat cardiac arrhythmias, which we refer to as our cardiac EP business operations. The cardiac EP business operations include our operations relating to our ClearTrace system for MRI-guided cardiac ablation to treat cardiac arrhythmias, which system remains under development, but it does not include our operations relating to our ClearPoint system or any other product or product candidate. The sole participant in the EP Participation Plan is Dr. Nassir F. Marrouche.

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In the event we sell our cardiac EP business operations, whether on a stand-alone basis or as part of the sale of our entire company, the participant will receive a payment under the EP Participation Plan equal to: (1) the transaction value paid for or allocated to the cardiac EP business operations in the sale, multiplied by (2) the participant’s “participation interest” at the time of the sale. The participant was initially awarded a participation interest of 6.6%. Pursuant to the terms of the EP Participation Plan, that percentage interest is equitably reduced from time-to-time to take into account equity financing transactions in which we issue shares of our common stock or securities convertible into shares of our common stock in exchange for cash proceeds. As of December 31, 2015, the participant’s participation interest was 2.14%. The plan will terminate on June 2, 2025.

401(k) Plan

We offer a 401(k) plan pursuant to Section 401(k) of the Code. All full-time United States employees are eligible to participate in the plan. The plan permits pretax contributions by participants not to exceed annual amounts allowable under the Code. Participants are fully vested in their contributions.

Certain relationships and related Transactions

Policies and Procedures for Related Person Transactions

We adopted a related person transactions policy, pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members, other than a transaction available to all employees generally or involving less than $5,000 when aggregated with similar transactions, must be presented to our audit committee for review, consideration and approval, unless the transaction involves an employment or other compensatory arrangement approved by our Compensation Committee. All of our directors, executive officers and employees are required to report to our audit committee any such related person transaction. In approving or rejecting the proposed agreement, our audit committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the audit committee may approve or reject the transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

The following is a description of transactions since January 1, 2014 to which we have been a party, in which the amount involved in the transaction exceeds $117,442, which is 1% of the average of our total assets at year-end for our 2014 and 2015 fiscal years, and in which any of our executive officers, directors and principal stockholders, including their immediate family members, had or will have a direct or indirect material interest.

In March 2014, we entered into securities purchase agreements with certain investors for the sale of 12% second-priority, secured non-convertible promissory notes due 2019 and warrants to purchase shares of our common stock in a private placement offering. In the offering, we sold the investors notes in an aggregate principal amount of $3,725,000, together with warrants to purchase 1,117,500 shares of common stock, for aggregate gross proceeds of $3,725,000. The warrants were fully vested and exercisable upon issuance, have a term of five years from the date of issuance and have an exercise price of $1.75 per share. One of our then non-employee directors, Michael A. Pietrangelo, and a trust for which another of our non-employee directors, Andrew K. Rooke, serves as trustee, invested $1,100,000 in the offering and acquired notes in a total aggregate principal amount of $1,100,000 and warrants to purchase 330,000 shares of our common stock.

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In December 2014, we entered into a securities purchase agreement with certain investors for the sale of shares of our common stock and warrants to purchase shares of our common stock in a private placement offering. In the offering, we sold to the investors 15,812,808 shares of common stock, together with warrants to purchase 6,325,125 shares of common stock, for aggregate gross proceeds of $10.2 million. The warrants were fully vested and exercisable upon issuance, have a term of five years from the date of issuance and have an exercise price of $0.858 per share. One of our non-employee directors, Maria Sainz, and a beneficial owner of more than five percent of our common stock, Bruce C. Conway, invested $1,015,500 in the offering and acquired, in the aggregate, 1,578,088 shares of our common stock and warrants to purchase 631,236 shares of our common stock.

In connection with our December 2014 financing, we entered into derivative restriction agreements with each of our directors and executive officers. Under the derivative restriction agreements, each director and executive officer was prohibited from exercising his or her outstanding options and warrants for shares of our common stock until our certificate of incorporation had been amended to provide a number of authorized shares sufficient to permit us to reserve shares of our common stock for exercise of such options and warrants. Derivative restriction agreements were entered into with respect to 9,141,250 shares underlying outstanding options and warrants held by our directors and executive officers. The purpose of the derivative restriction agreements was to ensure a sufficient number of authorized, unissued and unreserved shares of common stock to enable us to consummate the December 2014 financing. On June 4, 2015, all of the derivative restriction agreements lapsed pursuant to their terms.

In December 2015, we entered into a securities purchase agreement with certain investors for the sale of shares of our common stock, Series A Warrants to purchase shares of our common stock and Series B Warrants to purchase shares of our common stock in a private placement offering. In the offering, we sold to the investors 16,309,270 shares of common stock, together with Series A Warrants to purchase 6,523,708 shares of common stock and Series B Warrants to purchase 4,892,781 shares of common stock, for aggregate gross proceeds of $5,294,000. The Series A Warrants were fully vested and exercisable upon issuance, have a term of five years from the date of issuance and have an exercise price of $0.4058 per share. The Series B Warrants were fully vested and exercisable upon issuance, have a term of five years from the date of issuance and have an exercise price of $0.5275 per share. Our placement agents for the financing, together with the sub-agents it engaged, collectively received Placement Agent Warrants to purchase up to 1,630,920 shares of our common stock. The Placement Agent Warrants have the same exercise price and substantially the same terms and conditions as the Series A Warrants, except that the Placement Agent Warrants have a terms of seven and one-half years. The placement agents also earned aggregate commissions of $380,120.83 from the December 2015 PIPE financing. Our Chief Executive Officer and director, Francis P. Grillo, one of our non-employee directors, Timothy T. Richards, a foundation for which another of our non-employee directors, Andrew K. Rooke, serves as president, and a trust for which another of our non-employee directors, Charles E. Koob, serves as trustee invested, in the aggregate, $475,000 in the offering and acquired, in the aggregate, 1,463,335 shares of our common stock, Series A Warrants to purchase 585,335 shares of our common stock and Series B Warrants to purchase 439,005 shares of our common stock.

In addition to the disclosure above, the terms of the Key Personnel Incentive Plan, which is more fully described in the section entitled “Benefit Plans—Key Personnel Incentive Plan,” is incorporated and restated herein.

Indemnification Agreements

In addition to the indemnification provided for in our certificate of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and officers. There is no pending litigation or proceeding involving any of our directors or officers to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 14, 2016 regarding the beneficial ownership of our common stock by:

•	each person, or group of affiliated persons, who is known by us to own beneficially five percent or more of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Percentage ownership calculations for beneficial ownership are based on 95,889,044 shares outstanding as of April 14, 2016. Except as otherwise indicated below, the address of each beneficial owner of our common stock is c/o MRI Interventions, Inc., 5 Musick, Irvine, California 92618.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of April 14, 2016. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Owner	Number of Shares Owned		% of Shares Outstanding
5% Stockholders
Bruce C. Conway 5403 Drane Dr. Dallas, TX 75209	9,069,206	(1)	9.46%
Directors and Named Executive Officers
Kimble L. Jenkins	2,417,374	(2)	2.48%
Pascal E.R. Girin	91,932	(3)	*
Charles E. Koob	1,049,548	(4)	1.09%
Philip A. Pizzo	182,576	(5)	*
Timothy T. Richards	269,075	(6)	*
Andrew K. Rooke	7,115,279	(7)	7.31%
Maria Sainz	116,085	(8)	*
John N. Spencer, Jr.	331,291	(9)	*
Francis P. Grillo	1,499,175	(10)	1.55%
Harold A. Hurwitz	181,779	(11)	*
Robert C. Korn	400,000	(12)	*
All directors and named executive officers as a group (11 persons)	13,654,114	(13)	14.07%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
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(1)	Based in part on a Schedule 13D/A filed by Mr. Conway with the SEC on January 8, 2016. Includes 50,000 shares jointly held with his spouse, 486,000 shares held solely by his spouse, 1,295,388 shares that Mr. Conway has the right to acquire through the exercise of warrants, 45,000 shares that Mr. Conway has the right to acquire through the exercise of options and 2,605,393 shares in the aggregate owned (or underlying warrants immediately exercisable) by the Alden M. Conway Trust, the Chase T. Conway Trust, the Merritt Elizabeth Conway Trust, the Edna N. Conway Irrevocable Trust FBO Alden M. Conway, the Edna N. Conway Irrevocable Trust FBO Chase T. Conway, the Edna N. Conway Irrevocable Trust FBO Merritt Elizabeth Conway and the Conway Family GST Trust. Mr. Conway is the trustee of each of the aforementioned trusts and has voting and investment power of each trust’s shares, which are held in trust for the benefit of members of his family. Also includes 92,500 shares owned by the BCC Life Insurance Trust, which shares are held in trust for the benefit of Mr. Conway’s children. A third party serves as trustee for such trust.
(2)	Includes 1,390,500 shares that Mr. Jenkins has the right to acquire through the exercise of options.
(3)	Includes 35,000 shares that Mr. Girin has the right to acquire through the exercise of options.
(4)	Includes 20,000 shares held jointly with his spouse, 163,500 shares that Mr. Koob has the right to acquire through the exercise of options, 154,035 shares owned by the Koob Family Trust and 107,825 shares the Koob Family Trust has the right to acquire through the exercise of warrants. Mr. Koob is trustee of the Koob Family Trust, and has voting and investment power over the securities held by the Koob Family Trust.
(5)	Includes 105,000 shares that Dr. Pizzo has the right to acquire through the exercise of options and 77,576 shares held by the Philip and Margaret Living Trust. Dr. Pizzo is trustee of the Philip and Margaret Living Trust, and has voting and investment power over the securities held by the Philip and Margaret Living Trust.
(6)	Includes 70,000 shares that Mr. Richards has the right to acquire through the exercise of options and 53,913 shares Mr. Richards has the right to acquire through the exercise of warrants.
(7)	Includes 500,000 shares owned by Payne Partners, LLC, 465,117 shares owned by the Withington Foundation, 2,058,207 shares owned by Rooke Fiduciary Management, 1,107,825 shares that Mr. Rooke has the right to acquire through the exercise of warrants, 105,000 shares that Mr. Rooke has the right to acquire through the exercise of options and 300,000 shares that the Robert L. and Alice W. Rooke Trust, for which Mr. Rooke serves as trustee, has the right to acquire through the exercise of warrants. Mr. Rooke has voting and investment power over the shares owned by Payne Partners, LLC, the Withington Foundation and Rooke Fiduciary Management. Also includes 1,577,832 shares owned by 12 trusts established for the benefit of Mr. Rooke and his family members. Mr. Rooke is the trustee of each of those trusts and he has voting and investment power over each trust’s shares.
(8)	Includes 9,324 shares that Ms. Sainz has the right to acquire through the exercise of warrants, and 70,000 shares that Ms. Sainz has the right to acquire through the exercise of options.
(9)	Includes 113,119 shares jointly held with Mr. Spencer’s spouse, 20,400 shares held in an IRA, 7,500 shares held in Mr. Spencer’s daughter’s IRA, 9,991 shares that Mr. Spencer and his spouse have the right to acquire through the exercise of warrants, and 155,000 shares that Mr. Spencer has the right to acquire through the exercise of options.
(10)	Includes 215,651 shares that Mr. Grillo has the right to acquire through the exercise of warrants and 800,000 shares that Mr. Grillo has the right to acquire through the exercise of options.
(11)	Represents 150,000 shares that Mr. Hurwitz has the right to acquire through the exercise of options.
(11)	Represents 400,000 shares that Mr. Korn has the right to acquire through the exercise of options.
(12)	Includes 3,023,324 shares owned by entities controlled by a director, 1,809,443 shares owned by trusts, 4,840,954 shares issuable upon the exercise of options and warrants held by directors and executive officers, and 407,825 shares issuable upon the exercise of warrants held by a trust.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and the beneficial owners of greater than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required by SEC rules to furnish us with copies of these reports. With respect to the period from January 1, 2015 through December 31, 2015, we are not aware of any required Section 16(a) reports that were not filed on a timely basis.

Copies of the insider trading reports can be found at our corporate website at www.mriinterventions.com, on the “Investors” page, under the category “SEC Filings.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Stockholder proposals for 2017 annual meeting

Our annual meeting of stockholders generally is held in June of each year. If you wish to submit a proposal to be included in our Proxy Statement for our 2017 Annual Meeting of Stockholders, proposals must be submitted by eligible stockholders who have complied with the relevant rules of the SEC and must be received at our principal executive office no later than December 26, 2016 (120 days before the anniversary of this year’s mailing date).

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However, if our 2017 Annual Meeting of Stockholders is not held between May 8, 2017 and July 7, 2017, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. Stockholder proposals should be delivered to our Corporate Secretary at MRI Interventions, Inc., 5 Musick, Irvine, California 92618.

Pursuant to our bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2017 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, not later than the close of business on January 25, 2017, nor earlier than the close of business on December 26, 2016. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that we do not hold our 2017 Annual Meeting of Stockholders between May 8, 2017 and July 7, 2017. A stockholder’s notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2017 Annual Meeting. In the event a stockholder proposal intended to be presented for action at the 2017 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by our Board in connection with the 2017 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the Proxy Statement for the 2017 Annual Meeting.

Annual Report and Financial Information

A copy of our Annual Report on Form 10-K for the year ended December 31, 2015 and a list of all its exhibits will be supplied without charge to any stockholder upon written request sent to our principal executive office: MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618. Exhibits to the Annual Report on Form 10-K are available for a reasonable fee. You may also view our Annual Report on Form 10-K and its exhibits online at the SEC website at www.sec.gov, or at our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Other Business

Our Board knows of no matters other than those discussed in this Proxy Statement which will be presented at the 2016 Annual Meeting of Stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

By Order of the Board,

Harold A. Hurwitz

Chief Financial Officer and Secretary

Irvine, California

April 25, 2016

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ☐☐☐ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MRI INTERVENTIONS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 6, 2016.

INTERNET/MOBILE – www.cstproxyvote.com/vsecorp/2016
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

☐FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED☐

PROXY

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. Election of Directors

NOMINEES: (01) Pascal E.R. Girin
(2) Francis P. Grillo
(3) Kimble L. Jenkins
(4) Charles E. Koob
(5) Philip A. Pizzo
(6) Timothy T. Richards
(7) Andrew K. Rooke
(8) Maria Sainz
(9) John N. Spencer, Jr.

FOR ☐ WITHHOLD AUTHORITY ☐

(Instruction: To withhold authority to vote for any individual nominee, mark an X in "FOR" and strike a line through that nominee's name in the list above)

FOR ☐ AGAINST ☐ ABSTAIN ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NINE NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature________________ Signature, if held jointly________________ Date__________, 2016.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.